UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 21, 2005

CHINA DIGITAL COMMUNICATION GROUP
(Exact Name Of Registrant Specified In Charter)

NEVADA	0-024828	91-2132336
(State Of Incorporation)	(COMMISSION FILE NUMBER)	(IRS Employer Identification No.)

A-3. Xinglian Industrial Zone.
He Hua Ling Pingxin Road. Xin Nan. Ping Hua
Town. Longgang. Shenzhen China 51811

(Address Of Principal Executive Offices) (Zip Code)

86-755-2698-3767
(Registrant’s Telephone Number, Including Area Code)

_________________________________________________________________

(Former Name or Former Address, is Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

O	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

O	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

O	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

O	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 21, 2005, the Company entered into a Sales Contract with Shenzhen Gao Yi Electronics Co. Ltd. for the sale by the Company of steel shells, steel caps, aluminum shells and aluminum caps for an aggregate sales price of RMB19,550,000, which products are to be shipped between April 2005 and April 2006.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

10.1	Sales Contract, dated April 21, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DIGITAL COMMUNICATION GROUP

Date: April 22, 2005	By:	/s/ Yi Bo Sun
Name: Yi Bo Sun
Title: Chief Executive Officer